                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


                             MuniInsured Fund, Inc.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             MuniInsured Fund, Inc.

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

                             MUNIINSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------


                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS


                                  MAY 21, 1998

                            ------------------------

TO THE STOCKHOLDERS OF
  MUNIINSURED FUND, INC.:


     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Meeting") of MuniInsured Fund, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, May 21, 1998 at 9:00 A.M. for the following purposes:



          (1) To elect two Directors to serve until the 2001 Annual Meeting of Stockholders;



          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and


          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.


     The Board of Directors has fixed the close of business on March 31, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.



     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after May 7, 1998, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.


                                          By Order of the Board of Directors

                                          PATRICK D. SWEENEY

                                          Secretary

Plainsboro, New Jersey

Dated: April 20, 1998

                                PROXY STATEMENT
                          ---------------------------

                             MUNIINSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                          ---------------------------


                      1998 ANNUAL MEETING OF STOCKHOLDERS


                                  MAY 21, 1998


                                  INTRODUCTION


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniInsured Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1998 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, May 21, 1998 at 9:00 A.M. The approximate mailing date of this Proxy Statement is April 21, 1998.



     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon, or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of two Directors to serve until the 2001 Annual Meeting of Stockholders and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.



     The Board of Directors has fixed the close of business on March 31, 1998 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 8,079,388 shares of common stock, par value $.10 per share. To the knowledge of the Fund, no person is the beneficial owner of more than five percent of its outstanding shares.



     Approval of Items 1 and 2 will require the affirmative vote of a majority of votes cast by the Fund's stockholders, voting in person or by proxy, at a meeting at which a quorum is present and duly constituted. The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                             ELECTION OF DIRECTORS

     Pursuant to the Articles of Incorporation of the Fund, the Board of Directors is divided into three classes, designated Class I, Class II and Class
III. Each class has a term of office of three years, and each year the term of office of one class will expire. A Director elected by stockholders will serve until the Annual Meeting of Stockholders for the year in which his term expires and until his successor is elected and qualified.


     It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of Robert S. Salomon, Jr. and Arthur Zeikel, the Directors whose current terms expire at the Meeting. The Board of Directors of the Fund knows of no reason why these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.


     Certain information concerning the nominees and the continuing Directors is set forth as follows:


                                                                                                      SHARES
                                                                                                     OF COMMON
                                                                                                     STOCK OF
                                                                                                     THE FUND
                                                        PRINCIPAL OCCUPATION                       BENEFICIALLY
                                                       DURING PAST FIVE YEARS          DIRECTOR      OWNED AT
          NAME AND ADDRESS               AGE         AND PUBLIC DIRECTORSHIPS(1)        SINCE     THE RECORD DATE
-------------------------------------    ---    -------------------------------------  --------   ---------------
Class III Nominees to serve until the 2001 Annual Meeting of Stockholders:
Robert S. Salomon, Jr.(1)(2).........    61     Principal of STI Management             1996            0
  106 Dolphin Cove Quay                         (investment adviser); Chairman and
  Stamford, Connecticut 06902                   CEO of Salomon Brothers Asset
                                                Management Inc from 1992 to 1995;
                                                Chairman of Salomon Brothers equity
                                                mutual funds from 1992 to 1995;
                                                Director of Stock Research and U.S.
                                                Equity Strategist at Salomon Brothers
                                                Inc from 1975 to 1991; Director, The
                                                Common Fund.
Arthur Zeikel(1)(3)..................    65     Chairman of Fund Asset Management,      1987            0
  P.O. Box 9011                                 L.P. ("FAM") and MLAM (which terms as
  Princeton, New Jersey                         used hereunder include their
  08543-9011                                    corporate predecessors) since 1997;
                                                President of FAM and MLAM from 1977
                                                to 1997; Chairman of Princeton
                                                Services, Inc. ("Princeton Services")
                                                since 1997 and Director thereof since
                                                1993; President of Princeton Services
                                                from 1993 to 1997; Executive Vice
                                                President of Merrill Lynch & Co.,
                                                Inc. ("ML & Co.") since 1990.

                                                                                                      SHARES
                                                                                                     OF COMMON
                                                                                                     STOCK OF
                                                                                                     THE FUND
                                                        PRINCIPAL OCCUPATION                       BENEFICIALLY
                                                       DURING PAST FIVE YEARS          DIRECTOR      OWNED AT
          NAME AND ADDRESS               AGE         AND PUBLIC DIRECTORSHIPS(1)        SINCE     THE RECORD DATE
-------------------------------------    ---    -------------------------------------  --------   ---------------
Class II Directors serving until the 2000 Annual Meeting of Stockholders:
Melvin R. Seiden(1)(2)...............    67     Director of Silbanc Properties, Ltd.    1987            0
  780 Third Avenue                              (real estate, investments and
  Suite 2502                                    consulting) since 1987; Chairman and
  New York, New York 10017                      President of Seiden & de Cuevas, Inc.
                                                (private investment firm) from 1964
                                                to 1987.
Stephen B. Swensrud(1)(2)............    64     Chairman of Fernwood Advisors           1987            0
  24 Federal Street, Suite 400                  (investment adviser) since 1996;
  Boston, Massachusetts 02110                   Principal of Fernwood Associates
                                                (financial consultant) since 1975.
Class I Directors serving until the 1999 Annual Meeting of Stockholders:
Joe Grills(1)(2).....................    63     Member of the Committee of Investment   1994            0
  P.O. Box 98                                   of Employee Benefit Assets of the
  Rapidan, Virginia 22733                       Financial Executives Institute
                                                ("CIEBA") since 1986; Member of
                                                CIEBA's Executive Committee since
                                                1988 and its Chairman from 1991 to
                                                1992; Assistant Treasurer of
                                                International Business Machines
                                                Incorporated ("IBM") and Chief
                                                Investment Officer of IBM Retirement
                                                Funds from 1986 until 1993; Member of
                                                the Investment Advisory Committee of
                                                the State of New York Common
                                                Retirement Fund; Director, Duke
                                                Management Company since 1993;
                                                Director, LaSalle Street Fund since
                                                1995; Director, Kimco Realty
                                                Corporation since January 1997.
Walter Mintz(1)(2)...................    69     Special Limited Partner of Cumberland   1987            0
  1114 Avenue of the Americas                   Associates (investment partnership)
  New York, New York 10036                      since 1982.


---------------

(1) Each of the nominees and continuing directors is a director, trustee or member of an advisory board of one or more additional investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Directors and Officers" below.

(2) Member of Audit Committee of the Board of Directors.
(3) Interested person, as defined in the Investment Company Act of 1940 (the "Investment Company Act"), of the Fund.

     Committees and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.


     During the fiscal year ended September 30, 1997, the Board of Directors held four meetings and the Audit Committee held four meetings. Each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the last fiscal year and, if a member, the total number of meetings of the Audit Committee held during such period.


     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than 10% of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the American Stock Exchange. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.


     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than 10% beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that Michael Hennewinkel inadvertently failed to make a timely Form 3 filing to report his election as a Senior Vice President of FAM.



     Interested Persons. The Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the Chairman of FAM and MLAM.



     Compensation of Directors and Officers. FAM, the Fund's investment adviser, pays compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser (each a "non-affiliated Director") a fee of $1,500 per year plus $250 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all the non-affiliated Directors, a fee of $1,500 per year plus $250 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $25,206 for the fiscal year ended September 30, 1997.

     The following table sets forth for the fiscal year ended September 30, 1997 compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ended December 31, 1997, the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors.



                                                                                            AGGREGATE
                                                                                           COMPENSATION
                                                                      PENSION OR          FROM FUND AND
                                                                  RETIREMENT BENEFITS    FAM/MLAM ADVISED
                                                  COMPENSATION      ACCRUED AS PART       FUNDS PAID TO
               NAME OF DIRECTOR                    FROM FUND       OF FUND EXPENSES         DIRECTORS
----------------------------------------------    ------------    -------------------    ----------------
Joe Grills(1).................................       $5,000              None                $171,500
Walter Mintz(1)...............................       $5,000              None                $159,500
Robert S. Salomon, Jr.(1).....................       $5,000              None                $159,500
Melvin R. Seiden(1)...........................       $5,000              None                $159,500
Stephen B. Swensrud(1)........................       $5,000              None                $175,500


---------------

(1) The Directors serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Grills (21 registered investment companies consisting of 49 portfolios); Mr. Mintz (20 registered investment companies consisting of 39 portfolios); Mr. Salomon (20 registered investment companies consisting of 39 portfolios); Mr. Seiden (20 registered investment companies consisting of 39 portfolios); and Mr. Swensrud (23 registered investment companies consisting of 54 portfolios).



     Officers of the Fund. The Board of Directors has elected seven officers of the Fund. The following table sets forth information concerning each of these officers:



                                                                                         OFFICER
               NAME AND PRINCIPAL OCCUPATION                    AGE        OFFICE         SINCE
------------------------------------------------------------    ---    --------------    -------
Arthur Zeikel...............................................    65     President         1987
Chairman of FAM and MLAM since 1997; President of FAM and
MLAM from 1977 to 1997; Chairman of Princeton Services since
1997 and Director thereof since 1993; President of Princeton
Services from 1993 to 1997; Executive Vice President of ML &
Co. since 1990.
Terry K. Glenn..............................................    57     Executive Vice    1987
Executive Vice President of FAM and MLAM since 1983;                   President
Executive Vice President and Director of Princeton Services
since 1993; President of MLFD since 1986 and Director
thereof since 1991; President of Princeton Administrators,
L.P. since 1988.
Vincent R. Giordano.........................................    53     Senior Vice       1987
Senior Vice President of FAM and MLAM since 1984.                      President
William R. Bock.............................................    62     Vice President    1997
Vice President of MLAM since 1989.
Donald C. Burke.............................................    37     Vice President    1993
First Vice President of MLAM since 1997; Vice President of
MLAM from 1990 to 1997; Director of Taxation of MLAM since
1990.
Gerald M. Richard...........................................    48     Treasurer         1987
Senior Vice President and Treasurer of FAM and MLAM since
1984; Senior Vice President and Treasurer of Princeton
Services since 1993; Vice President of MLFD since 1981 and
Treasurer thereof since 1984.
Patrick D. Sweeney..........................................    43     Secretary         1997
First Vice President of MLAM since 1997; Vice President of
MLAM from 1990 to 1997.

     Stock Ownership. At the Record Date, the Directors and officers of the Fund as a group (twelve persons) owned an aggregate of less than 1% of the common stock of the Fund outstanding at such date. At such date, Mr. Zeikel, a Director and officer of the Fund and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.


                       SELECTION OF INDEPENDENT AUDITORS


     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.



     D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for substantially all of the other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.


     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION


     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund has retained D.F. King & Co., Inc. to assist in the solicitation of proxies for an estimated fee of $3,500, plus reasonable out-of-pocket expenses.


     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the two Director nominees and "FOR" the ratification of D&T as independent auditors for the Fund.


     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the American Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum. Merrill Lynch has advised the Fund that it intends to vote shares held in its name for which no instructions are received in the same proportion as the votes received from the beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the vote on Item 1 or Item 2.


ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY


     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended September 30, 1997 to any stockholder upon request. Such requests should be directed to MuniInsured Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Patrick D. Sweeney, Secretary or to 1-800-456-4587 ext. 123.


STOCKHOLDER PROPOSALS


     It is currently intended that the 1999 Annual Meeting of Stockholders of the Fund will be held in December, 1999. If a stockholder intends to present a proposal at the 1999 Annual Meeting of Stockholders of the Fund and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by July 15, 1999.


                                          By Order of the Board of Directors

                                          PATRICK D. SWEENEY

                                          Secretary


Dated: April 20, 1998

                             MUNIINSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick
D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniInsured Fund, Inc. (the "Fund") held of record by the undersigned on March 31, 1998 at the annual meeting of stockholders of the Fund to be held on May 21, 1998 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

     (Continued and to be signed on the reverse side)

Please mark boxes [ ] or [X] in blue or black ink.

1. ELECTION OF DIRECTORS      FOR all nominees listed below                     WITHHOLD AUTHORITY
                              (except as marked to the                          to vote for the nominees
                              contrary below) [ ]                               listed below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) CLASS III NOMINEES TO SERVE UNTIL THE 2001 ANNUAL MEETING OF STOCKHOLDERS: ARTHUR ZEIKEL AND ROBERT S. SALOMON, JR.

2. To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for the current
   fiscal year.  FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ___________________________, 1998

X ______________________________________
  Signature

X ______________________________________
  Signature, if held jointly

   SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.